SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

                Date of Report:  July 19, 1995

                  READING & BATES CORPORATION
     (Exact name of registrant as specified in its charter)

       Delaware              1-5587              73-0642271
   (State or other        (Commission        (I.R.S. Employer
    jurisdiction of       File Number)       Identification No.)
    incorporation)

         901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (713) 496-5000


   Item 7. Financial Statements and Exhibits

          (c)  Exhibits

                Exhibit 99  -  Press Release  dated July 19, 1995  - Second quarter 1995 earnings release.


                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                       READING & BATES CORPORATION


                                       By /s/T. W. Nagle
                                          ------------------------
                                          T. W. Nagle
                                          Vice President & Chief
                                          Financial Officer

   Dated:  July 19, 1995